UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

ENERGY 11, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55615	46-3070515
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Energy 11, L.P. (the "Partnership") is filing this report in accordance with Items 1.01 and 2.03 of Form 8-K.

Item 1.01 – Entry into a Material Definitive Agreement

On February 20, 2026, the Partnership and its wholly-owned subsidiary, as borrowers, and BancFirst, as administrative agent and lender (“Lender), entered into an amendment (“Seventh Amendment”) to its loan agreement ("BF Loan Agreement"), with an effective date of March 1, 2026 (the "Effective Date"). The Seventh Amendment renewed and extended the existing credit facility ("BF Credit Facility") for one additional year to March 1, 2027. In addition to the maturity date extension, other key terms of the Seventh Amendment include:

•	The Partnership elected to voluntarily reduce its borrowing base to $10 million, as of the Effective Date.
•	The incremental borrowing fee decreased from 50 basis points to 25 basis points.
•	The Partnership paid a renewal fee of $25,000 to the Lender upon execution

All associated loan costs with the Seventh Amendment will be expensed as of the Effective Date.

All other terms and conditions of the BF Loan Agreement and its subsequent amendments remain in effect. At the time of the filing of this Form 8-K, the Partnership had no outstanding borrowings on the BF Credit Facility.

The foregoing summary of the Seventh Amendment does not purport to be complete statements of the terms and conditions under the Seventh Amendment, of which are qualified in their entirety by the full terms and conditions of the Seventh Amendment, which is filed as exhibit 10.1.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

EXHIBIT NUMBER	Description Of Exhibit

10.1
Seventh Amendment to Credit Agreement dated effective as of March 1, 2026 by and among Energy 11 Operating Company, LLC and Energy 11, L.P. as Borrowers, BancFirst, as Administrative Agent for the Lender hereto*

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 25, 2026

ENERGY 11, L.P.

		By:	/s/ David S. McKenney
David S. McKenney
Chief Financial Officer of Energy 11 GP, LLC